As filed with the Securities and Exchange Commission on February 28, 2007

1933 Act File No.  2-79141

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 38

(UNITS OF BENEFICIAL INTEREST)

MONEY MARKET VARIABLE ACCOUNT

(Exact Name of Registrant)

Sun Life Assurance Company of Canada (U.S.)

(Name of Insurance Company)

One Sun Life Executive Park, Wellesley Hills, Massachusetts  02181  (617) 237-6030

(Address of Insurance Company’s Principal Executive Offices)

Susan S. Newton, Massachusetts Financial Services Company,

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☐ on [date] pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(i)

☒ on April 30, 2007 pursuant to paragraph (a)(i)

☐ 75 days after filing pursuant to paragraph (a)(ii)

☐ on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

MONEY MARKET VARIABLE ACCOUNT (“MMVA”)
HIGH YIELD VARIABLE ACCOUNT (“HYVA”)
CAPITAL APPRECIATION VARIABLE ACCOUNT (“CAVA”)
GOVERNMENT SECURITIES VARIABLE ACCOUNT (“GSVA”)
GLOBAL GOVERNMENTS VARIABLE ACCOUNT (“GGVA”)
TOTAL RETURN VARIABLE ACCOUNT (“TRVA”)

CROSS REFERENCE SHEET

(Pursuant to Rule 495(a) under The Securities Act of 1933)

ITEM IN		LOCATION IN
FORM N-3, PART A		PROSPECTUS; CAPTION

1	Cover Page	Cover Page

2	Definitions	Definitions

3	Synopsis	Synopsis: Expense Summary

4	Condensed Financial Information	Condensed Financial Information

5	General Description of Registrant and Insurance Company	A Word about the Company and the Variable Accounts

6	Management	Management of the Variable Accounts

7	Deductions and Expenses	Contract Charges

8	General Description of Variable Annuity Contracts	Purchase Payments and Contract Values during Accumulation Period; Other Contractual Provisions

9	Annuity Period	Annuity Provisions

10	Death Benefit	Death Benefit

ITEM IN		LOCATION IN
FORM N-3, PART A		PROSPECTUS; CAPTION

11	Purchases and Contract Value	Purchase Payments and Contract Values during Accumulation Period

12	Redemptions	Cash Withdrawals

13	Taxes	Tax Considerations

14	Legal Proceedings	Legal Proceedings

15	Table of Contents of the Statement of Additional Information	Table of Contents for Statement of Additional Information

ITEM IN		LOCATION IN STATEMENT OF
FORM N-3, PART B		ADDITIONAL INFORMATION; CAPTION

16	Cover Page	Cover Page

17	Table of Contents	Table of Contents

18	General Information and History	General Information

19	Investment Objectives and Policies	The Variable Accounts’ Investment Objectives, Policies and Restrictions; A Word about the Company and the Variable Accounts*

20	Management	Management of the Variable Accounts

21	Investment Advisory and Other	Management of the Variable Accounts Services

22	Brokerage Allocation	Management of the Variable Accounts

23	Purchase and Pricing of Securities being Offered	Purchase Payments and Contract Values during Accumulation Period*

24	Underwriters	Distribution of the Contracts

25	Calculation of Performance Data	Not Applicable

26	Annuity Payments	Annuity Provisions

27	Financial Statements	Accountants and Financial Statements

*           In the Prospectus

COMPASS 2

Prospectus May 1, 2007

Sun Life Assurance Company of Canada (U.S.) and the Variable Accounts of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the “Contracts”).

You may choose among six variable investment options and a fixed account option. The variable options are the following variable accounts of the Company (the “Variable Accounts”), each of which is advised by our affiliate, Massachusetts Financial Services Company (“MFS”):

Money Market Variable Account (“MMVA”)

High Yield Variable Account (“HYVA”)

Capital Appreciation Variable Account (“CAVA”)

Government Securities Variable Account (“GSVA”)

Global Governments Variable Account (“GGVA”)

Total Return Variable Account (“TRVA”)

The fixed account option pays interest at a guaranteed fixed rate.

Please read this Prospectus carefully before investing and keep it for future reference. It contains important information about the Contracts and the Variable Accounts.

We have filed a Statement of Additional Information dated May 1, 2007 (the “SAI”) with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 50 of this Prospectus. You may obtain a copy of the SAI and annual/semiannual reports of the Variable Accounts without charge by writing to our Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481 or by telephoning us at (800) 752-7215. Because the Variable Accounts are no longer actively marketed, copies of the SAI and shareholder reports cannot be obtained on a website. In addition, the SEC maintains a website (http//:www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. It is possible to lose money by investing in the Variable Accounts. An investment in the Money Market Variable Account is neither insured nor guaranteed by the U.S. Government.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Page
Definitions	X
Synopsis	XX
Expense Summary	XX
Condensed Financial Information	XX
Financial Statements	XX
A Word About the Company and the Variable Accounts	XX
Management of the Variable Accounts	XX
Disclosure of Portfolio Holdings	XX
Purchase Payments and Contract Values During Accumulation Period	XX
Cash Withdrawals	XX
Death Benefit	XX
Contract Charges	XX
Annuity Provisions	XX
Other Contract Provisions	XX
Tax Considerations	XX
Distribution of the Contracts	XX
Legal Proceedings	XX
Owner Inquiries	XX
Table of Contents for Statement of Additional Information	XX

DEFINITIONS

The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

The terms “we” and “the Company” will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term “you” to refer to the Owner of the Contract.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Period: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

Accumulation Unit: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both (1) yours is a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Company: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as “we”).

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Non-Qualified Contract: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the “Code”). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as “you”.

Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

We: Sun Life Assurance Company of Canada (U.S.).

You: The Owner of the Contract.

SYNOPSIS

You may allocate Purchase Payments to the Variable Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see “Purchase Payments” below). During the Accumulation Period you may, without charge, transfer amounts among the Variable Accounts and between the Variable Accounts and the Fixed Account, subject to certain conditions (see “Transfers” below).

We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge of 5%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for five years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see “Cash Withdrawals” and “Withdrawal Charges” below).

Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see “Tax Considerations” below).

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see “Death Benefit” below).

On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $25. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see “Contract Maintenance Charge” below).

We also deduct a mortality and expense risk charge equal to an annual rate of 1.30% of the daily net assets of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account and Government Securities Variable Account attributable to the Contracts and 1.25% of the daily net assets of Global Governments Variable Account and Total Return Variable Account attributable to the Contracts (see “Mortality and Expense Risk Charge” below).

We also make a deduction from the Variable Accounts for the investment management fees payable to the investment adviser of the Variable Accounts, Massachusetts Financial Services Company (“MFS” or the “Adviser”). These fees are based on the average daily net assets of each Variable Account (see

“Management of the Variable Accounts” and “Investment Management Fees” below). Other operating expenses, such as auditing, legal and printing fees, are also deducted from the Variable Accounts.

We will deduct a charge for premium taxes payable to any governmental entity (see “Premium Taxes” below).

Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see “Annuity Provisions” below).

If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract’s Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state or federal law requires, we will refund the full amount of all Purchase Payments you have made.

EXPENSE SUMMARY

The purpose of the following table and Example is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Accounts attributable to the Contracts. The information set forth should be considered together with the narrative provided under the heading “Contract Charges” in this Prospectus. In addition to the expenses listed below, premium taxes may be applicable.

Contract Owner Transaction Expenses:	Money Market Variable Account	High Yield Variable Account		Capital Appreciation Variable Account	Government Securities Variable Account	Total Return Variable Account	Global Governments Variable Account

Sales Load Imposed on Purchases	0	0		0	0	0	0

Deferred Sales Load (as a percentage of Purchase Payments withdrawn(1)
Years Payment in Account
0-5	5%	5%		5%	5%	5%	5%
more than 5	0%	0%		0%	0%	0%	0%
Exchange Fee	0	0		0	0	0	0
Annual Contract Fee per contract	$25	$25		$25	$25	$25	$25

Annual Expenses
(as a percentage of average net assets)

Management Fees	0.50%	0.75	%(4)	0.75%	0.55%	0.75%	0.75%
Mortality and Expense Risk Fees	1.30%	1.30%		1.30%	1.30%	1.25%	1.25%
Other Expenses(2)	0.15%	0.27%		0.10%	0.16%	0.14%	1.39%
Total Annual Expenses(2)	1.95%	2.32%		2.15%	2.01%	2.14%	3.39%
Fee Reductions	0.00%	0.00%		0.00%	0.00%	0.00%	(0.89	)%(3)
Net Expenses(2)	1.95%	2.32%		2.15%	2.01%	2.14%	2.50%

(1)          A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge.

(2)          The Variable Accounts have an expense offset arrangement that reduces a Variable Account’s custodian fee based upon the amount of cash maintained by the Variable Account with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower.

(3)          MFS has agreed in writing to bear the Variable Account’s expenses excluding taxes, extraordinary expenses and brokerage and transaction costs and the mortality and expense risk charges and contract maintenance charges payable to the Company, which exceed 1.25% of the average daily net assets of the Variable Account for the calendar year.  This expense limitation arrangement is set forth in the Variable Account’s Investment Advisory Agreement.

(4)          MFS has agreed to waive its management fee to 0.70% on the first $300 million in assets and 0.675% annually on the assets above $300 million until at least August 31, 2007. If this reduction had been taken into consideration, the “Net Expenses” reflected would have been lower.

Example

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

	1 Year	3 Years	5 Years	10 Years

Money Market Variable Account	$65	$106	$150	$227
High Yield Variable Account	$69	$117	$169	$266
Capital Appreciation Variable Account	$67	$112	$160	$248
Government Securities Variable Account	$65	$108	$153	$234
Global Governments Variable Account	$70	$123	$178	$284
Total Return Variable Account	$67	$112	$160	$247

If you do not surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

	1 Year	3 Years	5 Years	10 Years

Money Market Variable Account	$20	$61	$105	$227
High Yield Variable Account	$24	$72	$124	$266
Capital Appreciation Variable Account	$22	$67	$115	$248
Government Securities Variable Account	$20	$63	$108	$234
Global Governments Variable Account	$25	$78	$133	$284
Total Return Variable Account	$22	$67	$115	$247

The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lower than those shown.

CONDENSED FINANCIAL INFORMATION

PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

The following information should be read in conjunction with the financial statements included in the Variable Accounts’ Annual Report to Contract Owners. These financial statements are incorporated by reference into the SAI. The financial statements have been audited by [AUDITOR], independent registered public accounting firm.

PER UNIT AND OTHER DATA

[[financial_highlights_tables]]

FINANCIAL STATEMENTS

Financial Statements of the Variable Accounts and the Company are included in the SAI.

A WORD ABOUT THE COMPANY AND THE VARIABLE ACCOUNTS

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

 The Variable Accounts

MMVA, HYVA and CAVA were established as separate accounts of the Company on July 22, 1982 pursuant to a resolution of its Board of Directors. GSVA was established on April 20, 1984. GGVA, and TRVA were established on January 4, 1988. Each of the Variable Accounts meets the definition of a separate account under federal securities laws. Under Delaware insurance law and the Contracts, the income, gains or losses of the Variable Accounts are credited to or charged against the assets of the Variable Accounts without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Accounts will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Accounts. These contracts may have different charges that could affect the value of the Variable Accounts and may offer different benefits more suitable for your needs. For more information about these contracts, please contact us at the phone number or address on the back cover page.

MMVA, CAVA, GSVA, HYVA and TRVA are registered with the SEC as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).  GGVA is registered as an open-end, non-diversified management investment company. Variable accounts with different fees or charges could be substituted for the Variable Accounts in the future.

Investment Objectives and Policies

The following is a description of the Variable Accounts’ investment objectives and strategies. Each Variable Account’s investment objective may be changed without approval of Owners of or Payees under the Contracts or other contracts participating in the investment experience of the Variable Account. The SAI also includes a discussion of specific investment restrictions which govern the Variable Accounts’ investment policies. Certain of these investment restrictions, as specifically noted in the SAI, may not be changed without approval of Owners of and Payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts (see “Voting Rights”).

Investment strategies which are common to all the Variable Accounts are described under the caption “Certain Investment Policies and Risk” below.

Money Market Variable Account

Investment Objective

The Variable Account’s investment objective is to seek a high level of current income consistent with preservation of capital and liquidity. The Variable Account’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, each Variable Account’s investment adviser)  normally invests the Variable Account’s assets in money market instruments and repurchase agreements.

MFS may invest the Variable Account’s assets in U.S. dollar-denominated foreign money market instruments.

In buying and selling investments for the Variable Account, MFS complies with industry-standard regulatory requirements for money market funds regarding credit quality, diversification, and maturity. MFS stresses liquidity, and income. MFS does not seek to maintain a single unit value of $1.00 per unit.

Principal Investment Types

Money Market Instruments:  Money market instruments are high-quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments include bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and municipal instruments.

U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Municipal Instruments:  Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Repurchase Agreements:  Repurchase agreements are agreements to buy a security from a third party at one price, with simultaneous agreements to sell it back to the third party at an agreed-upon price.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate and Credit Risk:  A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support could cause MMVA’s unit value to fluctuate.

Municipal Market Risk:  The price of municipal instruments can be volatile, and significantly affected by adverse tax, legislative or political changes, and by the financial developments of municipal issuers. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Foreign Exposure Risk:  Exposure to foreign markets through issuers or entities providing credit support can involve increased risks. Political, social, and economic instability, the imposition of capital controls, or the expropriation or nationalization of assets in a particular country can affect the value of an investment.

Management Risk:  MFS’ analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

High Yield Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Variable Account’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the Variable Account’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments.

MFS may invest up to 100% of the Variable Account’s assets in lower quality debt instruments.

MFS may invest the Variable Account’s assets in foreign securities.

MFS may also invest the Variable Account’s assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

Principal Investment Types

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments:  Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds” are debt instruments of less than investment grade quality.

Corporate Bonds:  Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

Foreign Government Securities:  Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring the outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Floating Rate Loans:  Floating rate loans are debt instruments issued by companies or other entities, with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually, based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium). Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan.  Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder’s portion of the loan. Senior floating rate loans are secured by specific collateral of the borrower, and are senior to most other securities of the borrower (e.g., common stocks or other debt instruments) in the event of bankruptcy. Floating rate loans can be subject to restrictions on resale and can be less liquid than other types of securities.

Derivatives:  Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk:  The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction.  For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk:  Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Derivatives Risk:  Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can be less liquid than other types of investments.

Management Risk:  MFS’ analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

Leveraging Risk:  Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Capital Appreciation Variable Account

Investment Objective

The Variable Account’s investment objective is to seek capital appreciation. The Variable Account’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests the Variable Account’s assets primarily in equity securities.

MFS focuses on investing the Variable Account’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the Variable Account’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the Variable Account’s assets in foreign securities.

MFS may also invest the Variable Account’s assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Types

Equity Securities:  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

Derivatives:  Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Stock Market Risk:  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

Company Risk:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Growth Company Risk:  The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign Risk:  Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Derivatives Risk:  Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can be less liquid than other types of investments.

Management Risk:  MFS’ analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

Leveraging Risk:  Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Government Securities Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Variable Account’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the Variable Account’s net assets in U.S. Government securities.

MFS generally invests substantially all of the Variable Account’s assets in investment grade debt instruments.

MFS may invest the Variable Account’s assets in mortgage dollar rolls.

MFS may also invest the Variable Account’s assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

Principal Investment Types

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Collateralized Instruments:  Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Inflation-Adjusted Debt Instruments:  Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls:  Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives:  Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Inflation-adjusted debt instruments tend to react to changes in “real” interest rates. “Real” interest rates represent nominal interest rates reduced by the inflation rate.

Credit Risk:  The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction.  For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury.

Prepayment Risk:  Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Inflation-Adjusting Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Derivatives Risk:  Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can be less liquid than other types of investments.

Management Risk:  MFS’ analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Leveraging Risk:  Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Global Governments Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Variable Account’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the Variable Account’s net assets in U.S. and foreign government securities.

MFS normally invests the Variable Account’s assets primarily in debt instruments of the U.S. Government and of foreign governments in developed countries.

MFS may invest more than 25% of the Variable Account’s assets in one country or a limited number of countries.

MFS may invest a relatively high percentage of the Variable Account’s assets in a single country or a small number of countries.

MFS generally invests substantially all of the Variable Account’s assets in investment grade debt instruments.

The Variable Account is a non-diversified fund. This means that MFS may invest a relatively high percentage of the Variable Account’s assets in a single issuer or a small number of issuers.

MFS may invest the Variable Account’s assets in mortgage dollar rolls.

MFS may also invest the Variable Account’s assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

Principal Investment Types

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Collateralized Instruments:  Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Foreign Government Securities:  Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring the outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments:  Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls:  Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives:  Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk:  The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction.  For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury.

Foreign Risk:  Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S.

investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Emerging Markets Risk:  Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk:  A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Geographic Concentration Risk:  Because MFS may invest a relatively large percentage of the Variable Account’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Variable Account’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Non-Diversification Risk:  Because MFS may invest a relatively large percentage of the Variable Account’s assets in a single issuer or small number of issuers, the Variable Account’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Prepayment Risk:  Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Inflation-Adjusting Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Derivatives Risk:  Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can be less liquid than other types of investments.

Management Risk:  MFS’ analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

Leveraging Risk:  Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Total Return Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return. The Variable Account’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS invests the Variable Account’s assets in equity securities and debt instruments. MFS seeks to invest between 40% and 75% of the Variable Account’s net assets in equity securities and at least 25% of the Variable Account’s total assets in fixed-income senior securities.

MFS focuses on investing the Variable Account’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While MFS may invest the Variable Account’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS generally invests substantially all of the Variable Account’s assets in investment grade debt instruments.

MFS may invest the Variable Account’s assets in foreign securities.

MFS may invest the Variable Account’s assets in mortgage dollar rolls.

MFS may also invest the Variable Account’s assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

Principal Investment Types

Equity Securities:  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds:  Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Collateralized Instruments:  Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Municipal Instruments:  Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Foreign Government Securities:  Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring the outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments:  Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls:  Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives:  Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Stock Market Risk:  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

Company Risk:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize its expected value.

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk:  The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction.  For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Foreign Risk:  Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Prepayment Risk:  Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Inflation-Adjusting Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Municipal Market Risk:  The price of municipal instruments can be volatile, and significantly affected by adverse tax, legislative or political changes, and by the financial developments of municipal issuers. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Derivatives Risk:  Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can be less liquid than other types of investments.

Management Risk:  MFS’ analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

Leveraging Risk:  Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

CERTAIN INVESTMENT POLICIES AND RISKS

Turnover

MFS may engage in active and frequent trading in pursuing each Variable Account’s, except for Money Market Variable Account’s, principal investment strategies. Frequent trading increases transaction costs, which may reduce a Variable Account’s return.

Temporary Defensive Policy

In response to market, economic, political, or other conditions, MFS may depart from the Variable Account’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the Variable Account’s performance and the Variable Account may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies and Risks

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the Variable Account’s Statement of Additional Information (“SAI”).

The Fixed Account

Purchase Payments may be allocated to the Fixed Account which is made up of all of the general assets of the Company other than those allocated to any separate account. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. The Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contract. See Appendix A to the SAI for a more detailed description of the Fixed Account.

MANAGEMENT OF THE VARIABLE ACCOUNTS

Massachusetts Financial Services Company (‘‘MFS’’), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each Variable Account.  Subject to the supervision of the Boards of Managers of the Variable Accounts, MFS is responsible for managing each Variable Account’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each Variable Account and MFS.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924. MFS serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other investment companies established by MFS and/or the Company. Certain administrative functions relating to the Contracts and the Variable Accounts are performed by the Company.

For a description of expenses paid by each Variable Account see “Management of the Variable Accounts” in the SAI.

A discussion regarding the basis for the Board of Managers’ approval of the Investment Advisory Agreement between the Variable Accounts and MFS is available in the Variable Accounts’ most recent annual report that ends December 31.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of Variable Account portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a Variable Account name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	Approximate Date of Posting to Web Site
Variable Account’s full securities holdings as of each month’s end	29 days after month end

Note that the Variable Accounts or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of each Variable Account is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Variable Account shares, and possible conflicts of interest, is available in the Variable Account’s SAI. Each portfolio manager is primarily responsible for the day-to-day management of the Variable Account.

Fund	Portfolio Manager	Primary Role	Since	Title and Five Year History

High Yield Variable Account	John F. Addeo	Portfolio Manager	2004	Vice President of MFS; employed in the investment management area of MFS since 1998.

	David P. Cole	Portfolio Manager	2006	Vice President of MFS; employed in the investment management area of MFS since 2004. High Yield Analyst at Franklin Templeton Investments from 1999 to 2004.

Capital Appreciation Variable Account	Maureen H. Pettirossi	Portfolio Manager	2005	Vice President of MFS; employed in the investment management area of MFS since 2002; Senior Securities Analyst of Wilke/Thompson Capital Management prior to 2002.

Government Securities Variable Account	Team Managed: Geoffrey E. Schechter Supported by Fixed Income Strategy Group	Portfolio Manager	2003 2006	Senior Vice President of MFS; employed in the investment management area of MFS since 1993.

Global Governments Variable Account	Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	2002	Senior Vice President of MFS; employed in the investment management area of MFS since 1988.

	Erik S. Weisman	International Government Securities Portfolio Manager	2005	Vice President of MFS; employed in the investment management area of MFS since 2002; Assistant to the U.S. Executive Director for the International Monetary Fund from 2000 to 2002.

Total Return Variable Account	Nevin P. Chitkara	Large-Cap Value Equities Portfolio Manager	2006	Vice President of MFS; employed in the investment management area of MFS since 1997.

	William P. Douglas	Mortgage Backed Debt Securities Portfolio Manager	2004	Vice President of MFS; employed in the investment management area of MFS since 2004; Vice President and Senior Mortgage Analyst at Wellington Management Co. LLP from 1994 to 2004.

	Kenneth J. Enright	Multi-Cap Value Equities Portfolio Manager	1999	Senior Vice President of MFS; employed in the investment management area of MFS since 1986.

	Steven R. Gorham	Large-Cap Value Equities Portfolio Manager	2002	Senior Vice President of MFS; employed in the investment management area of MFS since 1992.

	Richard O. Hawkins	Debt Securities Portfolio Manager	2005	Senior Vice President of MFS; employed in the investment management area of MFS since 1988.

	Alan T. Langsner	Multi-Cap Value Equities Portfolio Manager	2004	Vice President of MFS; employed in the investment management area of MFS since 1999.

	Michael W. Roberge	Debt Securities Portfolio Manager	2002	Executive Vice President of MFS; employed in the investment management area of MFS since 1996.

	Jonathan W. Sage	Mid-Cap Value Equities portfolio Manager	2006	Vice President of MFS; employed in the investment area of MFS since 2000.

	Brooks A. Taylor	Lead/Large-Cap Value Equities Portfolio Manager	2004	Senior Vice President of MFS; employed in the investment management area of MFS since 1996.

Administrator

MFS provides each Variable Account with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each Variable Account and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PERIOD

Purchase Payments

You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the “Accumulation Period”). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

An applicant’s completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. No interest will be credited or accumulation units purchased until the application is completed. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

We will allocate each net Purchase Payment to either the Fixed Account or to the Variable Accounts or to both the Variable Accounts and the Fixed Account in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Variable

Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Variable Account by the Variable Accumulation Unit value for that Variable Account for the Valuation Period during which we receive the Purchase Payment. The value of an Accumulation Unit will be determined by investment performance, expenses and deductions of certain charges.

We established the Variable Accumulation Unit value for each Variable Account at $10.00 for the first Valuation Period of that Valuation Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may also be required to block a contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

The Net Investment Factor for any Variable Account for any Valuation Period is determined by adding (a) and (b), subtracting from that amount the sum of (c) and (d), and then dividing the result of the difference by (a), where:

(a) is the value of the Variable Account’s net assets attributable to the Contracts at the end of the preceding Valuation Period;

(b) is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Variable Account during the Valuation Period;

(c) is the capital losses, realized or unrealized, charged against such assets of the Variable Account in the Valuation Period plus, with respect to such assets, any amount charged against the Variable Account or set aside as a reserve to maintain or operate the Variable Account for the Valuation Period; and

(d) is the expenses of the Variable Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge and the investment management fee and the other expenses of the Variable Account, subject to any applicable expense limitation.

The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account’s assets is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, the value of each Variable Account’s assets may be calculated earlier as permitted by the SEC. On days when the Exchange is closed (such as week-ends and holidays), the value of each Variable Account’s assets is not calculated, and each Variable Account does not transact purchase and redemption orders. To the extent a Variable Account’s assets are traded in other markets on days when the value of a Variable Account’s assets are not calculated, the value of the Variable Account’s assets may change when the Variable Accounts do not transact purchase and redemption orders.

To determine the value of each Variable Account’s assets except for the Money Market Variable Account, the Variable Account’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost. To determine the value of the Money Market Variable Account’s assets, the Variable Account’s investments are generally valued at amortized cost.

The Board of Managers has delegated primary responsibility for determining or causing to be determined the value of each Variable Account’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Managers.

Under each Variable Account’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the value of each Variable Account’s assets, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded.  Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the value of each Variable Account’s assets may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, a Variable Account’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the value of a Variable Account’s assets can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the value of a Variable Account’s assets may differ from quoted or published prices for the same investments.

Transfers

During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Variable Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Variable Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

1. you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;

2. you may not make more than 12 transfers in any Contract Year;

3. the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Variable Account; and

4. we impose additional restrictions on market timers, which are further described under “Short-Term Trading” below.

We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Variable Account’s performance. If large amounts of money are suddenly transferred out of a Variable Account, the Account’s investment adviser cannot effectively invest in accordance with the Account’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under “Transfers,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time.

Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner’s value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the other Contract Owners, in the following instances:

•                  when a new broker of record is designated for the Contract;

•                  when the Contract Owner changes;

•                  when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

•                  when necessary in our view to avoid hardship to a Contract Owner;

•                  when Variable Accounts are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Variable Account’s performance. If large amounts of money are suddenly transferred out of a Variable Account, the Variable Account’s investment adviser cannot effectively invest in accordance with the Variable Account’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Short-Term Trading Risks.  To the extent that the Variable Accounts or their agents are unable to curtail excessive trading practices in a Variable Account, these practices may interfere with the efficient management of the Variable Account’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the Variable Account’s performance.

In addition, to the extent that a Variable Account invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Variable Account’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the Variable Account determines its net asset value. The Variable Account’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Variable Account’s fair valuation policies and procedures will prevent dilution of the Variable Account’s net asset value by short-term traders.

To the extent that a Variable Account invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the Variable Account’s investments. Such short-term trading strategies may interfere with efficient management of the Variable Account’s portfolio to a greater degree than Variable Accounts that invest in more frequently traded or liquid securities, in part because the Variable Account may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Variable Account shares held by other shareholders.

CASH WITHDRAWALS

At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see “Withdrawal Charges” below.) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. See “Federal Tax Status.” In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Variable Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request less any applicable withdrawal charge and reduce the value of your Accumulation Account by deducting the amount requested. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

•                  when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

•                  when it is not reasonably practical to dispose of securities held by the Variable Accounts or to determine the value of the net assets of the Variable Accounts, because an emergency exists; or

•                  when an SEC order permits us to defer payment for the protection of security holders.

Section 403(b) Annuities

The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 (“Pre-1989 Account Value”) may be made only when you attain age 59½, separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions (“Restricted Account Value”).

Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see “Federal Tax Status”). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) see “Federal Tax Status.”

Texas Optional Retirement Program

Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant’s retirement account. If a participant does not commence the second year of participation in the plan as a “faculty member” as defined in Title 110B of the State of Texas Statutes, we will return the State’s contribution. If a participant does begin a second year of participation, the employer’s first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer’s subsequent contributions.

The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant’s death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

DEATH BENEFIT

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate. If your designated Beneficiary dies after the date of death of the Annuitant and before an election is made to receive the death benefit in either a cash payment or under one of our annuity options, the estate of the Beneficiary shall be entitled to receive the death benefit in a single lump sum.

During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under “Annuity Provisions” in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see “Other Contractual Provisions—Death of Owner”).

Payment of Death Benefit

If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under “Cash Withdrawals.” If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable (see “Annuity Commencement Date”).

Amount of Death Benefit

The death benefit is equal to the greatest of:

1.               the value of your Accumulation Account;

2.               the total Purchase Payments made under the Contract reduced by all withdrawals; and

3.               unless prohibited by applicable state law, the value of your Accumulation Account on the fifth Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after the fifth Contract Anniversary.

To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

CONTRACT CHARGES

We will assess contract charges under the Contracts as follows:

Contract Maintenance Charge

We deduct an annual contract maintenance charge of $25 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer’s retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

Mortality and Expense Risk Charge

We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

For assuming these risks, we make a deduction from the Variable Accounts with respect to the Contracts at the end of each Valuation Period both during the Accumulation Period and after annuity payments begin at an effective annual rate of 1.30% with respect to MMVA, HYVA, CAVA, and GSVA, and 1.25% with respect to GGVA and TRVA. We may change the rate of this deduction annually but it will not exceed 1.30% and 1.25%, respectively, on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

Investment Management Fees

The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to MFS. For the year ended December 31, 2006, the investment management fees paid to MFS by the Variable Accounts were equal to the following percentages of the average daily net assets of the respective Variable Accounts: [[IAA_Fee_and_Waivers]]

Withdrawal Charges

We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for five years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Variable Accounts or between the Variable Accounts and the Fixed Account.

All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn which is subject to the charge. The charge will be applied as follows:

(1) Old Payments, New Payments and accumulated value: In a given Contract Year, “New Payments” are Payments you have made in that Contract Year or in the four previous Contract Years; “Old Payments” are all Purchase Payments made before the previous four Contract years; and the remainder of your Accumulation Account value—that is, the value of your Accumulation Account minus the total of Old and New Payments—is called the “accumulated value.”

(2) Order of withdrawal: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

(3) Free withdrawal amount: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

(4) Amount subject to withdrawal charge: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

Aggregate withdrawal charges assessed against a Contract will never exceed 5% of the total amount of Purchase Payments made under the Contract. (See Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

Premium Taxes

We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

ANNUITY PROVISIONS

Annuity Commencement Date

We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month that falls after the first thirty days following issuance of the Contract and before the first month following the Annuitant’s 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option as described under “Death Benefit.” Please refer to the terms of your plan for additional restrictions.

On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see “Contract Maintenance Charge”). No cash withdrawals will be permitted after the Annuity Commencement Date except as may be available under Annuity Option B, D, or E if elected.

(Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value. The discount rate for a Variable Annuity will be the assumed interest rate in effect (See “Annuity Payment Rates”); the discount rate for a Fixed

Annuity will be based on the interest rate used to determine the amount of each payment.)

Annuity Options

During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under “Death Benefit.”

You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Variable Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Variable Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

*Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

*Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

*           The election of this Annuity Option may result in the imposition of a penalty tax.

Determination of Annuity Payments

We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Variable Accounts.

The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

Exchange of Variable Annuity Units

After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Variable Account to another, up to a maximum of twelve such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

Annuity Payment Rates

The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

If net investment return of the Variable Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

As a general rule within a particular Annuity Option, annuity payments of a shorter duration result in a higher payment amount than an annuity payment paid over a longer duration. Similarly, annuity payments made on a more frequent basis will result in a smaller payment amount than annuity payments made on a less frequent basis.

OTHER CONTRACT PROVISIONS

Owner

As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see “Federal Tax Status—Taxation of Annuities in General”). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

Death of Owner

If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of your Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the “designated beneficiary” as defined below, with annuity payments beginning within one year after the date of your death. The person named as “successor Owner” shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

These mandatory distribution requirements will not apply when the Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting Rights

Owners of and Payees under the Contracts and other contracts participating in the investment experience of each Variable Account have the right to vote at meetings of owners/payees of the particular Variable Account, upon such matters as the election of Members of the Board of Managers, proposed changes in the Variable

Accounts’ fundamental investment restrictions and such other matters as the Investment Company Act of 1940 may require.

Prior to the Annuity Commencement Date, you as the Owner may cast one vote for each Variable Accumulation Unit in the particular Variable Account credited to your Accumulation Account on the record date. On or after the Annuity Commencement Date, the number of votes that a Payee may cast is determined by dividing the reserve held in the particular Variable Account for the Contract by the Variable Accumulation Unit value of the Variable Account on the record date. Employees who contribute to retirement plans which are Variable Accounted by Qualified Contracts are entitled to instruct the Owners as to how to vote at meetings of Owners/Payees of Contracts participating in the investment experience of the Variable Account.

Modification

Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Accounts comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

Change in Operation of Variable Accounts

At the Company’s election and subject to any necessary vote by persons having the right to vote, the Variable Accounts may be operated as unit investment trusts under the Investment Company Act of 1940 or they may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Accounts requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Accounts pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations,” below.

Deductibility of Purchase Payments.  For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract.

Pre-Distribution Taxation of Contracts.  Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity,” which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts.  The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments. may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the “investment in the contract” is not affected by the owner’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner’s spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

Distributions and Withdrawals from Qualified Contracts.  In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution from a Qualified Contract, used in connection with a qualified pension or profit-sharing plan, from a tax-sheltered annuity, or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other Variable Accounts equal to the tax withholding to complete the rollover. Roll overs of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•      A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•      Any required minimum distribution, or

•      Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control.  The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Variable Account available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts’ underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account.  As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Qualified Retirement Plans.  You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

Pension and Profit-Sharing Plans.  Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

Tax-Sheltered Annuities.  Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Accounts.  Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.”

Roth IRAs.  Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If we make Contracts available for use with Roth IRAs, we will provide any necessary information.

Puerto Rico Tax Considerations

Some Puerto Rico Income Tax Considerations Applicable to Contracts Issued in Puerto Rico.  The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading “Federal Tax Status” dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

Some U.S. Income Tax Considerations Applicable to Distributions and Withdrawals Under such Contracts to Residents of Puerto Rico.  As a result of IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Rev. Rul. 2004-75 on your U.S. and Puerto Rico income tax situation.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Accounts.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% of Purchase Payments, and 0.20% annually of the Contract’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

These payments may provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company’s promotional efforts.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

LEGAL PROCEEDINGS

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts.  The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law.  The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)).  The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

OWNER INQUIRIES

All Owner inquiries should be directed to the Company at the Annuity Service Mailing Address shown on the cover of this Prospectus.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481

May 1, 2007

COMPASS 2 and COMPASS 3

STATEMENT OF ADDITIONAL INFORMATION

General Information	2
The Variable Accounts’ Investment Objectives, Policies and Restrictions	3
Management of the Variable Accounts	5
Annuity Provisions	17
Other Contractual Provisions	18
Administration of the Contracts	19
Distribution of the Contracts	19
Disclosure of Portfolio Holdings	20
Independent Registered Public Accounting Firm and Financial Statements	23
Appendix A — The Fixed Account	A-1
Appendix B — Examples of Certain Calculations	B-1
Appendix C — Withdrawals and Withdrawal Charges	C-1
Appendix D — Transactions in Securities of Regular Broker-Dealers and their Affiliates and for Research Services	D-1
Appendix E — Investment Techniques, Practices and Risks	E-1
Appendix F — Description of Bond Ratings	F-1
Appendix G — Proxy Voting Policies and Procedures	G-1
Appendix H — Recipients of Non-Public Disclosure Regarding Portfolio Holdings on an Ongoing Basis	H-1

May 1, 2007

COMPASS 2 and COMPASS 3

This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the SEC in a SAI dated May 1, 2007 which is incorporated herein by reference. The SAI is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for Compass 2—Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account and Global Governments Variable Account.

Name
Address

City	State	Zip
Telephone

May 1, 2007

COMPASS 2 and COMPASS 3

STATEMENT OF ADDITIONAL INFORMATION

General Information
The Variable Accounts’ Strategies, Risks, and Restrictions
Management of the Variable Accounts
Annuity Provisions
Other Contractual Provisions
Administration of the Contracts
Distribution of the Contracts
Disclosure of Portfolio Holdings
Independent Registered Public Accounting Firm and Financial Statements
Appendix A — The Fixed Account
Appendix B — Examples of Certain Calculations
Appendix C — Withdrawals and Withdrawal Charges
Appendix D — Investment Strategies and Risks
Appendix E — Proxy Voting Policies
Appendix F — Portfolio Manager(s)
Appendix G — Portfolio Transactions and Brokerage Commissions
Appendix H — Description of Bond Ratings
Appendix I — Recipients of Non-Public Holdings on an Ongoing Basis

This Statement of Additional Information (the “SAI”) sets forth information which may be of interest to prospective purchasers of Compass 2 and Compass 3 Combination Fixed/Variable Annuity Contracts for personal and qualified retirement plans (the “Contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company”) in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account and Global Governments Variable Account (the “Variable Accounts”). This SAI should be read in conjunction with the Compass 2 and Compass 3 Prospectuses, each dated May 1, 2007 (the “Prospectuses”), copies of which may be obtained without charge from the Company at its Annuity Service Mailing Address, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.

The terms used in this SAI have the same meanings as those used in the Prospectuses.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

GENERAL INFORMATION

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

The Variable Accounts

Money Market Variable Account (“MMVA”), High Yield Variable Account (“HYVA”), Capital Appreciation Variable Account (“CAVA”), Government Securities Variable Account (“GSVA”), Total Return Variable Account (“TRVA”) and Global Governments Variable Account (“GGVA”) are separate accounts of the Company, each of which meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fixed Account

If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures in this SAI with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see “Fixed Account” in Appendix A).

THE VARIABLE ACCOUNTS’ INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D of this SAI.

Investment Restrictions

Each Variable Account has adopted the following restrictions which may not be changed without approval of Owners or Payees under the Contracts (“Fundamental Investment Restrictions”).

A Variable Account may not:

(1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Account reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

(4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

(6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Variable Account, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

Each Variable Account has the following additional non-fundamental policy which may be changed without shareholder approval. Each Variable Account will not:

(1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Account’s net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Account’s Board of Managers (or its delegee), will not be subject to this 15% limitation.

Except with respect to Fundamental Investment Restriction (1), and each Variable Account’s non-fundamental restriction regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of non-fundamental investment policy (1), the Account will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of owners or payees under the Contracts.

For purposes of investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

MANAGEMENT OF THE VARIABLE ACCOUNTS

Boards of Managers

Each Variable Account is under the general supervision of a Board of Managers. The members of each Board of Managers have been elected by Owners and other persons entitled to vote (See “Voting Rights” in the Prospectus). Members of the Boards of Managers of all six Variable Accounts and officers of each of the Variable Accounts are the same. The business address of each Board Member is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116. The identification and background of the Board Members and the officers of the Variable Accounts are listed below:

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(h)	Principal Occupation During the Past Five Years and Other Directorships(j)
INTERESTED MANAGER
David D. Horn(k) (born 6/07/41)	Manager	April 1986	Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997)

INDEPENDENT MANAGERS
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Managing Director; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (October 2005 to present)

Robert C. Bishop (born 1/13/43)	Manger	May 2001

AutoImmune Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director

Frederick H. Dulles (born 3/12/42)	Manager	May 2001

Attorney; Ten State Street LLP (law firm), Partner (July 2003 to May 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner (until June 2003); Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November 2000)

Marcia A. Kean (born 6/30/48)	Manager	April 2005

Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President - Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 6/15/40)	Manager	May 2001

Private investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director

Name, Date of Birth	Position(s) Held with Fund	Member/Officer Since(h)	Principal Occupation During the Past Five Years and Other Directorships(j)
Haviland Wright (born 7/21/48)	Manager	May 2001

Hawaii Small Business Development Center, Kaua’i Center, Center Director (since March 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002)

MEMBERS EMERITUS
Samuel Adams (born 10/19/25)	Manager Emeritus		Retired

OFFICERS
Maria F. Dwyer(n) (born 12/01/58)	President	November 2005

Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(n) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(n) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(n) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Special Counsel (since December 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(n) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(n) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005

Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(n) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Name, Date of Birth	Position(s) Held with Fund	Member/Officer Since(h)	Principal Occupation During the Past Five Years and Other Directorships(j)
Brian E. Langenfeld(n) (born 3/07/73)	Assistant Secretary and Assistant clerk	May 2006

Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(n) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(n) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005

Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(n) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(n) (born 05/01/52)	Secretary and Assistant Clerk	February 2006

Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004

Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

James O. Yost(n) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(h)                     Date first appointed to serve as Manager/Trustee/Officer of an MFS/Sun Life Product.  Each Manager has served continuously since appointment.

(j)                         Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)                    “Interested person” of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series.  The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(n)                     “Interested person” of MFS within the meaning of the 1940 Act.  The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

All of the Members of the Boards of Managers of the Variable Accounts are also Trustees of the MFS/Sun Life Series Trust. The executive officers of the Variable Accounts hold similar positions for the MFS/Sun Life Series Trust and other funds in the MFS fund complex. Each Board Member serves as a Trustee or Manager of 34 Accounts/funds.

The Variable Accounts do not hold annual meetings for the purpose of electing Board Members, and Board Members are not elected for fixed terms. This means that each Board Member is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Each Variable Account pays the non-interested Board Members an annual fee plus a fee for each meeting attended.  In addition, the non-interested Members are reimbursed for their out-of-pocket expenses.

Manager Compensation Table

		Manager Fees(1)
Manager	Capital Appreciation Variable Account	Global Governments Variable Account	Government Securities Variable Account	High Yield Variable Account
Interested Manager
David D. Horn	$2,633	$104	$944	$657
Independent Manager
J. Kermit Birchfield	$3,713	$147	$1,330	$926
Robert C. Bishop	$2,760	$110	$989	$689
Frederick H. Dulles	$2,760	$110	$989	$689
Marcia A. Kean	$2,760	$110	$989	$689
Ronald G. Steinhart	$2,760	$110	$989	$689
Haviland Wright	$2,760	$110	$989	$689
Manager Emeritus
Samuel Adams	$1,175	$46	$420	$293

Manager	Money Market Variable Account	Total Return Variable Account	Total Manager Fees from the Variable Accounts and Fund Complex(2)
Interested Manager
David D. Horn	$580	$1,978	$104,000
Independent Manager
J. Kermit Birchfield	$817	$2,788	$146,500
Robert C. Bishop	$608	$2,074	$109,000
Frederick H. Dulles	$608	$2,074	$109,000
Marcia A. Kean	$608	$2,074	$109,000
Ronald G. Steinhart	$608	$2,074	$109,000
Haviland Wright	$608	$2,074	$109,000
Manager Emeritus
Samuel Adams	$258	$881	$46,250

(1)          Information provided for the year ended December 31, 2006.

(2)          Information provided is for calendar year 2006. Each Manager receiving compensation served as Manager or Trustee of 34 funds and registered accounts within the MFS Fund complex (having aggregate net assets at December 31, 2006, of approximately $10.1 billion).

The Board of Managers has established the following committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Managers(1)
AUDIT COMMITTEE	5

Provides oversight with respect to the accounting and auditing procedures of the Variable Accounts and, among other things, selection of the independent registered public accounting firm for the Variable Accounts and considers the scope of the audit and the effect on the independence of those accountants of any non-audit services such accountants provide to the Variable Accounts and any audit or non-audit services such accountants provide to other MFS funds, MFS and/or certain affiliates; pre-approves audit and permissible non-audit services of independent registered public accounting firm.

			Birchfield*, Bishop*, Steinhart*, and Wright*
COMPLIANCE AND GOVERNANCE COMMITTEE	6

Responsible for oversight of the development and implementation of the Funds’ compliance policies, procedures and practices under the 1940 Act and other applicable Laws as well as oversight of compliance policies of the Funds’ investment adviser and certain other service providers as they relate to Fund activities. The Funds’ Independent Chief Compliance Officer reports directly to the Committee and assists the Committee in carrying out its responsibilities. The Committee also recommends qualified candidates to the Board in the event that a position is vacated or created. Reviews and articulates the governance structure of the Board of Managers. Administers and approves all elements of Compensation for the Managers who are not “interested persons” of the Variable Accounts Trust as defined in the 1940 Act or affiliated with the Variable Accounts’ investment adviser. The Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Manager candidates for consideration by the Committee may do so by writing the Variable Accounts’ Secretary. Such suggestions must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.

			Birchfield*, Dulles*, and Kean*
CONTRACT REVIEW COMMITTEE	2

Requests, reviews and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory, administrative services and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 or any other agreement between a Variable Account and its adviser and its affiliates that the Variable Account proposes to renew or continue, and to make its recommendations to the full Board of Managers on these matters.

			All non-interested Managers (Birchfield, Bishop, Dulles, Kean, Steinhart, and Wright)
OPERATIONS	6

Reviews MFS’ process and procedures, internal controls, and compliance monitoring relating to portfolio trading, best execution and brokerage costs and trade allocations. Reviews procedures for the valuation of securities and periodically reviews information from MFS regarding fair value and liquidity determinations made pursuant to the board-approved procedures, and makes related recommendations to the full Board and, if requested by MFS, assists MFS’ internal valuation committee and/or the full Board in resolving particular valuation matters. Reviews on an

			Horn, Birchfield*, Bishop*, Dulles*, Kean*, Steinhart,* and Wright*

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Managers(1)
ongoing basis the Variable Accounts’ proxy voting policies and procedures and recommends the establishment and periodic modifications of such policies and procedures to the full Board.

(1)          The Managers’ identification and background are set forth above.

*                 Non-interested or independent Manager.

No Board Member or officer had an ownership interest in the Variable Accounts or any other fund supervised by the Board Members as of the date of this SAI.

Each Variable Account, its Adviser, and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the “1940 Act”). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Variable Account. Securities transactions by some of these persons may be subject to prior approval of the Adviser’s Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

The codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The codes are available on the EDGAR Database on the Commission’s internet website at http://www.sec.gov, and copies of the codes may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of each Variable Account except the Money Market Variable Account, including other accounts managed, compensation, ownership of Variable Account shares, and possible conflicts of interest, is set forth in Appendix F.

Investment Adviser

Massachusetts Financial Services Company (“MFS” or the “Adviser”) is the investment manager for each of the Variable Accounts. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, MFS/Sun Life Series Trust and certain other investment companies established or distributed by MFS and/or its affiliates. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States.

MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS operates as an autonomous organization and the obligation of performance with respect to the investment management agreements is solely that of MFS. The Company undertakes no obligation in this respect.

MFS votes proxies on behalf of the Accounts pursuant to the proxy voting policies described in Appendix E to this SAI. Information regarding how each Variable Account voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge by visiting www.mfs.com and clicking on Proxy Voting or by visiting the SEC’s Web site at http://www.sec.gov.

Investment Management Agreements

MFS manages each Variable Account pursuant to an Investment Management Agreement (“Agreement”). Each Agreement provides that MFS shall act as the Variable Account’s investment adviser and manage its investments.

MFS is paid an investment management fee for each Variable Account as set out in its Investment Advisory Agreement, as follows:

Variable Account	Investment Management Fee as a % of Average Daily Net Assets (“ADNA”)
GSVA	0.55% of first $300 million of ADNA and 0.495% of ADNA in excess of $300 million
MMVA*	0.50% of ADNA
CAVA GGVA HYVA* TRVA	0.75% of first $300 million of ADNA and 0.675% of ADNA in excess of $300 million

*              MFS has agreed in writing to reduce its management fee for MMVA to 0.45% of ADNA in excess of $500 million. This written agreement will continue until at least April 30, 2008. Effective September 1, 2006, MFS has agreed in writing to waive its management fee for HYVA to 0.70% on the first $300 million of ADNA and 0.675% annually in excess of $300 million until at least August 31, 2007.

Each Variable Account pays its respective fees and expenses of the Board of Managers, independent registered public accounting firm, counsel, and custodian, the cost of reports and notices to owners of contracts, brokerage commissions and transaction costs, foreign and domestic taxes and registration fees. MFS has undertaken to reimburse each Variable Account whose operating expenses, excluding taxes, extraordinary expenses and brokerage and transaction costs, and excluding the mortality and expense risk charges, any distribution expense risk charges, and contract maintenance charges payable to the Company, exceed 1.25% of the average daily net assets of the Variable Account for the calendar year. No reimbursements were made in 2004. In 2005, MFS reimbursed GGVA 0.45% of ADNA for applicable operating expenses that exceeded the 1.25% ADNA expense limitation. In 2006, MFS reimbursed GGVA 0.89% of ADNA for applicable operating expenses that exceeded the 1.25% ADNA expense limitation, and reimbursed HYVA         % of ADNA for the applicable operating expenses that exceeded the          % ADNA expense limitation.  The investment management fees paid by the Variable Accounts during 2004, 2005 and 2006 respectively, were as follows:

Variable Account	Management Fees Paid for fiscal year ended 2004	% ADNA	Management Fees Paid for fiscal year ended 2005	% ADNA	Management Fees Paid for fiscal year ended 2006	% ADNA
CAVA	$2,252,397	0.75%	$2,076,141	0.75%	$1,748,442	0.75%
GGVA	91,450	0.75	84,938	0.75	$71,096	0.75
GSVA	604,025	0.55	544,556	0.55	$465,953	0.55
HYVA	593,823	0.75	491,157	0.73	$416,084	0.68
MMVA	257,176	0.50	286,612	0.50	$261,170	0.50
TRVA	1,514,849	0.75	1,496,128	0.75	$1,381,331	0.75

Portfolio Manager(s)

Information regarding the portfolio manager(s) for each Variable Account except the Money Market Variable Account, including other accounts managed, compensation, ownership of Variable Account shares, and possible conflicts of interest, is set forth in Appendix F to this SAI.

Administrator

MFS provides the Variable Account with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Variable Account and MFS. Under the Agreement, the Variable Account pays an annual fee to MFS for these services.

Effective August 1, 2006, the maximum annual fee payable by each Variable Account is $10,000 plus an amount equal to the following percentage of the Variable Account’s average daily net assets:

On the first $35,000,000 in assets	0.0000%
$35,000,000 - $250,000,000 in assets	0.0285%
$250,000,000 - $500,000 000 in assets	0.0275%
$500,000,000 - $1,000,000,000 in assets	0.0255%
$1,000,000,000 - $2,000,000,000 in assets	0.0235%
Over $2,000,000,000	0.0000%

These fees are subject to minimums and maximum fees based on the asset level of the Variable Accounts and MFS/Sun Life Series Trust.

For the years ended December 31, 2004, 2005 and 2006, MFS received fees under this Agreement as follows:

	2004	2005	2006
CAVA	$27,905	$48,648	$56,947
GGVA	1,194	1,998	6,496
GSVA	10,203	17,420	20,650
HYVA	7,542	11,910	14,778
MMVA	4,508	10,274	12,677
TRVA	18,507	35,216	45,310

Custodian

State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of each Variable Account (the “Custodian”). The Custodian is responsible for safekeeping and controlling each Variable Account’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on each Variable Account’s investments, serving as each Variable Account’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for each Variable Account, and calculating the daily net asset value of  shares of each Variable Account. Each Variable Account may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

Each Variable Account has an expense offset arrangement that reduces each Variable Account’s custodian fees based upon the amount of cash maintained by each Variable Account with its custodian.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Variable Accounts are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker/dealers and the placing of Variable Account portfolio transactions, the Adviser seeks to achieve for the Variable Accounts the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; and the quality of services rendered by the broker/dealer in that and other transactions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Variable Accounts.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Adviser may cause the Variable Accounts to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Variable Accounts in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Variable Accounts and its other clients. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules.

Broker/dealers may be willing to furnish statistical, research and other factual information or services (“Research”), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Variable Accounts (“Executing Brokers”), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC (“Effecting Brokers”). In reliance on this interpretation the Adviser expects to enter into Commission Sharing Agreements with Executing Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Variable Accounts for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Variable Accounts pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of Section 28(e), the Adviser believes that such Research should be considered as Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Variable Accounts’ portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by the Variable Accounts to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Variable Accounts’ portfolio transactions are used to obtain Research, the brokerage commissions paid by the Variable Accounts might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Variable Accounts and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Variable Accounts effect securities transactions may be used by the Adviser in connection with the Variable Accounts. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff.

From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff (“Research Firms”), together with a suggested non-binding amount of brokerage commissions (“non-binding target”) to be allocated to each Research Firm, subject to certain requirements. These Research Firms may include Executing Brokers and Effecting Brokers. In instances when the Adviser allocates commissions to Research Firms that are effecting trades within the meaning of Section 28(e) on behalf of client accounts, such trades will be executed in accordance with the Adviser’s obligation to seek best execution for its client accounts. Neither the Adviser nor the Variable Accounts have an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Variable Accounts and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or “step out,” a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has “stepped out” would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities that are suitable for the Variable Accounts’ portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Variable Accounts’ portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) funds or other accounts the beneficial owners of which are principally the Adviser’s officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial, Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries. In addition, accounts in which the Adviser or any of its direct or indirect subsidiaries is the sole beneficial owner generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Variable Accounts or other clients of the Adviser when the account has been established and seeded by the Adviser or the subsidiary with a limited amount of assets for the purpose of establishing a performance record to enable the Adviser or the subsidiary to offer the account’s investment style to unaffiliated third parties.

It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Variable Accounts are concerned. In other cases, however, the Adviser believes that the Variable Accounts’ ability to participate in volume transactions will produce better executions for the Variable Account.

Brokerage commissions paid by each Variable Account  for certain specified periods, information concerning purchases by each Variable Account  of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Variable Account ‘s most recent fiscal year, are set forth in Appendix G.

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

For a description of fixed annuity payments see Appendix B.

For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See “Net Investment Factor” in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. This factor is 0.99989255 for a one day Valuation Period.

For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

OTHER CONTRACTUAL PROVISIONS

Owner and Change of Ownership

The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see “Federal Tax Status—Taxation of Annuities in General”). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

Designation and Change of Beneficiary

The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

ADMINISTRATION OF THE CONTRACTS

The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Funds. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Accounts.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% for Compass 2 and 5.00% for Compass 3 of Purchase Payments, and 0.20% annually of the Contract’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommnended list, access to the Selling Broker-dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments of reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

These payments may provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company’s promotional efforts.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract. During 2003, 2004 and 2005, the following approximate amounts were paid by the Company to and retained by Clarendon in connection with the distribution of Compass 2 and Compass 3 Contracts participating in the Variable Accounts:

	2006	2005	2004
Compass 2		$37,527.91	$43,891.32
Compass 3		162,574.41	214,168.75

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Variable Account has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Variable Account’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Variable Account’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Variable Account will receive any compensation or other consideration in connection with its disclosure of Variable Account portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Variable Account portfolio holdings through required SEC quarterly filings, a Variable Account may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (mfs.com):

Information	Approximate Date of Posting to Web Site
Variable Account’s full securities holdings as of each month’s end	29 days after month end

Note that the Variable Account or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above, and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Variable Account’s portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Variable Accounts. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Funds.

A Variable Account’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Variable Account makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

A Variable Account may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient’s use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Variable Account’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Variable Account, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Variable Account’s Independent Chief Compliance Officer and the Board of Trustees of the Variable Account. MFS also reports to the Board of Trustees of the Variable Account regarding the disclosure of information regarding the Variable Account that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD  (collectively “Variable Account representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Variable Account. Full portfolio holdings are disclosed to a Variable Account’s custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Variable Account’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Variable Account operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Variable Account in the voting of proxies or in connection with litigation relating to Variable Account portfolio holdings. In connection with managing the Variable Accounts, MFS may use analytical systems provided by third parties who may have access to Variable Account portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Variable Account shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Variable Account representatives may disclose Variable Account portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Variable Account representatives may provide oral or written information (“portfolio commentary”) about a Variable Account, including, but not limited to, how the Variable Account’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Variable Account performance. Variable Account representatives may also express their views orally or in writing on one or more of a Variable Account’s portfolio holdings or may state that a Variable Account has recently purchased or sold one or more holdings.

Variable Account representatives may also provide oral or written information (“statistical information”) about various financial characteristics of a Variable Account or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Variable Account, persons considering investing in the Variable Account, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Variable Account representatives may disclose non-public Variable Account portfolio holdings to the recipients identified on Appendix I, or permit the recipients identified in Appendix I to have access to non-public Variable Account portfolio holdings, on an on-going basis.

This list of recipients in Appendix I is current as of [[Non_Public_Disclosure_As_Of_Date]], and any additions, modifications, or deletions to this list that have occurred since [[Non_Public_Disclosure_As_Of_Date]], are not reflected. The portfolio holdings of the Variable Account which are provided to these recipients, or to which these recipients have access, may be the Variable Account’s current portfolio holdings. As a condition to receiving or being provided access to non-public Variable Account portfolio holdings, the recipients listed in Appendix I must agree, or otherwise have an independent duty, to maintain this information in confidence.

DETERMINATION OF THE VALUE OF A VARIABLE ACCOUNT’S ASSETS

Money Market Variable Account

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Non-Money Market Variable Accounts

The underlying investments of the non-money market Variable Accounts managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker/dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

[AUDITOR], [AUDITOR ADDRESS], Boston, Massachusetts 02116, is the Variable Accounts’ independent registered public accounting firm providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

The financial statements of the Company are included in this SAI.

The financial statements of the Variable Accounts are incorporated in this SAI by reference from the Variable Accounts’ Annual Report to contract owners for the fiscal year ended December 31, 2005. These financial statements of the Variable Accounts have been audited by [AUDITOR], independent registered public accounting firm, as stated in their report. The financial statements are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

The financial statements of the Variable Accounts reflect units outstanding and expenses incurred under both Compass 2 and Compass 3 Contracts, which impose different contract charges (see “Contract Charges” in the Prospectuses and Note 3 to the financial statements of the Variable Accounts).

[[financial_statements]]

APPENDIX A

The Fixed Account

That portion of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure in this Appendix A has not been reviewed by the staff of the Securities and Exchange Commission. However, the following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

A Word About The Fixed Account

The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this “mortality risk” by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company’s investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company’s exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see “Withdrawal Charges” in the Prospectus).

If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45 day period after the Contract Anniversary the Owner may elect to receive the value of the Contract’s Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See “Federal Tax Status.”)

The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

Fixed Accumulation Value

(1) Crediting Fixed Accumulation Units

Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) Fixed Accumulation Unit Value

The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract’s Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

The Company will credit interest to the Contract’s Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) Fixed Accumulation Value

The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

Loans From the Fixed Account (Qualified Contracts Only)

Loans will be permitted from the Contract’s Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company’s maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company’s general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

Fixed Annuity Payments

The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

APPENDIX B

Examples of Certain Calculations

Illustrative Example of Variable Accumulation Unit Value Calculations:

Suppose the net assets attributable to the Contracts of a particular Variable Account at the end of the preceding Valuation Period are $111,234,567.89; the investment income and capital gains credited to such assets of the Variable Account in the Valuation Period are $434,782.61; the capital losses charged against such assets of the Variable Account in the Valuation Period are $63,778.99; and the expenses are $10,634.77. The net investment factor is then (111,234,567.89 + 434,782.61 – 63,778.99 – 10,634.77) ÷ 111,234,567.89, or 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 x 1.00323972).

Illustrative Example of Variable Annuity Unit Value Calculations:

Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 x 1.00323972 x 0.99989255).

Illustrative Example of Variable Annuity Payment Calculations:

Suppose that the Accumulation Account of a Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Variable Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3843446. The first Variable Annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second Variable Annuity payment would be $868.28 (70.1112 x 12.3843446).

APPENDIX C

Withdrawals and Withdrawal Charges Withdrawals and Withdrawal Charges-Compass 2 Contracts

Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum fee withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3 to 7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to a withdrawal charge is $300 and the withdrawal charge is $300 x 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract’s Accumulation Account in the form of canceled Accumulation Units.

This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 x 0.05 or $450.

2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

Withdrawals and Withdrawal Charges—Compass 3 Contracts

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

1	2	3	4	5	6
1	$1,000	$1,000	$0	0%	$0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	3	3.60
4	1,600	0	1,600	4	64.00
5	1,800	0	1,800	4	72.00
6	2,000	0	2,000	5	100.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$15,000	$3,480	$11,520		$579.60

Explanation of Columns in Table

Columns 1 and 2:

Represent Purchase Payments (“Payments”) and amounts of Payments. Each Payment was made on the first day of each Contract Year.

Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

= Payment 8 Column 4 x Payment 8 Column 5
= $2,000 x 6%
= $120

Full Surrender:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, if $7,000 of Payments (Payments 1, 2, 3, 4, and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

APPENDIX D

INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your Variable Account may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your Variable Account.

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Because asset-backed securities may not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

Borrowing. If the Variable Account borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Variable Account makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Variable Account to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Variable Account’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Variable Account had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Variable Account to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Variable Account’s returns and could result in significant losses to a Variable Account if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Variable Account by selling that currency in exchange for dollars, a Variable Account would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Variable Account could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Variable Account’s exposure to a foreign currency and that currency’s value declines, a Variable Account will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Variable Account or that it will hedge at appropriate times.

Foreign Markets. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government.  Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Variable Account assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.”

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its futures commission merchant (FCM), if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators (collectively, “indicators”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Variable Account and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Inverse Floating Rate Obligations. Inverse floating rate obligations have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate obligations or other obligations or certificates structured to have similar features generally moves in the opposite direction as interest rates. The value of an inverse floating rate instrument can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate obligations incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floating rate obligations may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Lending of Portfolio Securities. Lending of portfolio securities will usually be made only to member firms of the New York Stock Exchange (the “Exchange”) (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A Variable Account’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Variable Account or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Variable Account or held in the Variable Account’s portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Variable Account pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Variable Account’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the Variable Account’s portfolio. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Variable Account could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Variable Account by, for example, preventing the Variable Account from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Lower Quality Debt Instruments. Lower quality debt instruments are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments.  In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See APPENDIX H for a description of bond ratings.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development.  Private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal  and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. A Variable Account’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Variable Account invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Variable Account’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Variable Account may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing.  If a Variable Account makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security.  Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance. The financial strength of the companies issuing the bond insurance can vary.

In general, municipal insurance does not insure any risk other than nonpayment. Municipal insurance does not insure against market fluctuations which affect the price of a security. In addition, a municipal insurance policy will not insure (i) the payment of regularly scheduled debt service payments until maturity if an issuer redeems the municipal bonds prior to maturity in accordance with the call provisions of the municipal instrument; (ii) over the loss of prepayment or other acceleration payment which at any time may become due in respect of any instrument, (except for a mandatory sinking fund redemption; (iii) the payment of a prepayment or acceleration premium; or (iv) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A municipal insurance policy often reserves to the insurer the exclusive right to accelerate the instruments upon a payment default.

Because a significant portion of the municipal instruments issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal market as a whole.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue —a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

Options. An option is a contract which conveys the right, but not the  obligation,  to purchase (in the case of a call option) or sell (in the case of a put option) a specific  amount or value of a particular underlying interest at a specific  price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap or other type of financial instrument.  The seller of an option is called an option writer.  The purchase price of an option is called the premium.  The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs.  This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”).  Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price.  The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform.  Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded.  The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium.  The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option’s current price, if a liquid secondary markets exists.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium.  The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser.  If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium.  The option writer,  however, has unlimited economic risk because its potential loss, except to the extent  offset by the premium  received  when the option was written,  is equal to the amount the option is  “in-the-money” when the option is exercised.  A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option.  A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest.  Generally, any profit realized by an option purchaser represents a loss for the option writer.  The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option.  A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time.  A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates.  A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.  Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Variable Account.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate Related Investments. Investment in real estate related investments are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills of the REIT’s manager and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

In addition, a REIT may be unable to obtain financing to satisfy income and gain distributions required by federal tax law, may fail to qualify for the federal tax exemption for distributed income, or may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Variable Account makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but may involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Others are continuously offered at NAV, but may also be traded in the secondary market. The extent to which a Variable Account can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the seller. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale.

A seller may also make short sales “against the box,” i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Swaps and Related Derivatives.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments, assets, the levels of specified indices, or other indicators. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as “caps,” “floors,” “collars” and options on swaps, or “swaptions,” may be entered into for the same types of hedging or non-hedging purposes as swaps.  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount).  A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor.  A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Swaps and related derivatives may also be subject to liquidity risk since the derivatives are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such derivatives in the secondary market may be smaller than that for more traditional debt instruments.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor’s ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives takes place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

Temporary Defensive Positions. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a Variable Account by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Variable Account’s assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Tender Option Bonds. Tender option bonds, also known as put bonds or puttable securities, give the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions.  These securities may be floating or variable rate securities.   The issuer or third party agent may be unable to purchase the bonds on the purchase date due to a variety of circumstances, which may result in a loss of value of the bonds.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated.  If a Variable Account makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Zero Coupon Bonds, Deferred Interest Bonds, and PIK Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Bonds on which the interest is payable in kind are known as “PIK bonds.” PIK bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt instruments which make regular payments of interest.

APPENDIX E

PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004, March 15, 2005 and March 1, 2006

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.            Voting Guidelines;

B.            Administrative Procedures;

C.            Monitoring System;

D.            Records Retention; and

E.             Reports.

A.            VOTING GUIDELINES

1.             General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.             MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with a majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.” MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

MFS believes that a company’s election policy should address the specific circumstances at that company. MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

Vest management of the process in the company’s independent directors, other than the nominee in question; and

Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

Expensing of Stock Options

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company’s stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Best Practices Standards

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that – given the circumstances or the environment within which the issuers operate – the proposal is consistent with the best long-term economic interests of our clients.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.            ADMINISTRATIVE PROCEDURES

1.             MFS Proxy Review Group

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.  Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.  Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.  Considers special proxy issues as they may arise from time to time.

2.             Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.  Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.  If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.  If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.  For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.             Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.             Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting

Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of the MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.             Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.            MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.            RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.             REPORTS

MFS Funds

MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any

(1)                                  From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS’ clients.

proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

APPENDIX F

PORTFOLIO MANAGER(S)

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by each Fund’s portfolio manager(s) as of the Variable Accounts’ fiscal year ended December 31, 2006 . The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities of Fund
N/A (1)	N

Because the portfolio managers are not eligible to purchase units of the Variable Accounts, no portfolio manager owned units of the Variable Accounts.

Other Accounts

In addition to the Fund, each Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of the Variable Accounts’ fiscal year ended December 31, 2006 , were as follows:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts*	Total Assets Managed*

Capital Appreciation Variable Account	Maureen H. Pettirossi	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 0 2	$8 billion N/A 84.6 million

Global Governments Variable Account	Erik S. Weisman	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	9 3 0	$2.1 billion $1.3 billion N/A

	Matthew W. Ryan	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	15 3 9	$5.1 billion $2.0 billion 1.7billion

Government Securities Variable Account	Geoffrey Schechter	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	10 1 0	$6.2 billion $219.6 million N/A

High Yield Variable Account	John F. Addeo	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	14 3 2	$4.9 billion $523.1 million $541.5 million

	David P. Cole	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 2 0	$4.4 billion $248.2 million N/A

Total Return Variable Account	Alan T. Langsner	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	9 0 1	$23.3 billion N/A $1.7 billion

	Brooks A. Taylor	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 0	$22.5 billion N/A N/A

	Kenneth J. Enright	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	10 0 1	$23.4 billion N/A $1.7 billion

	Michael W. Roberge	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	10 1 2	$24.9 billion $86.0 million $57.1 million

	Nevin P. Chitkara	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	23 2 22	$36.0 billion $1.3 billion $9.6 billion

	Richard O. Hawkins	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 0 1	$25.1 billion N/A $41.0 million

	Steven R. Gorham	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	23 2 22	$36.0 billion $1.3 million $9.6 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts*	Total Assets Managed*
	William P. Douglas	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 0	$22.5 billion N/A N/A

*      Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there may be securities which are suitable for a Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if a Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely impact the value of a Fund’s investments.  Investments selected for funds or accounts other than a Fund may outperform investments selected for a Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, MFS believes that a Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of each Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

APPENDIX G

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

[[Portfolio_Transactions_Brokerage_Commissions_Chart]]

APPENDIX H

DESCRIPTION OF BOND RATINGS

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Moody’s Investors Service

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa: Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: Not rated.

Fitch Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•      Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•      The bankruptcy filings, administration, receivership, liquidation, or other winding-up or cessation of business of an obligor; or

•      The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the “AAA” Long-term ratings category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the “CCC” category, whereas issuers are only rated “CCC” without the use of modifiers.)

APPENDIX I

RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

Name of Recipient	Purpose of Disclosure
MSCI BARRA, Inc.	Analytical Tool
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Bowne	Typesetting and Printing Services
CDS/Computer	Software Vendor
Checkfree	Software Vendor
Deloitte & Touche LLP	Independent Registered Public Accounting Firm
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp	Accounting System
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions	Software Vendor
G.H. Dean Co.	Typesetting and Printing Services
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
Lipper Inc.	Publication Preparation
The MacGregor Group	Software Vendor
Mark-it Partners	Pricing Service
Massachusetts Financial Services Co.	Fund Management
MFS Funds Distributor, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
Plexus	Analytical Tool
Radianz	Software Vendor
Ropes & Gray LLP	Legal Counsel
Saloman Analytics Inc.	Analytical Tool
Standard & Poor’s Securities Evaluations Services	Fund Pricing
State Street Bank and Trust Company	Custodian
Wilshire Analytics/Axiom	Analytical Tool

This list is current as of [[Non_Public_Disclosure_As_Of_Date]], and any additions, modifications or deletions to the list that have occurred since [[Non_Public_Disclosure_As_Of_Date]], are not reflected.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

[AUDITOR]

[AUDITOR ADDRESS]

Boston, Massachusetts 02116	COUS-SAI 5/06

PART C

Other Information

Item 28.                                                    Financial Statements and Exhibits

(a)                      The following Financial Statements are Included in this Registration Statement:

Included in Part A:

A.                        Condensed Financial Information - Per Accumulation Unit Income and Capital Changes.

Included in Part B:

A.                       Financial Statements of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account and Total Return Variable Account.*

1.               Statement of Condition, December 31, 2005;

2.               Statements of Operations, Year Ended December 31, 2005;

3.               Statements of Changes in Net Assets, Years Ended December 31, 2005 and 2004;

4.               Notes to Financial Statements; and

5.               Report of Independent Registered Public Accountants.

B.                       Financial Statements of Sun Life Assurance Company of Canada (U.S):

1.               Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 2005 and 2004.

2.               Statutory Statements of Operations, Years Ended December 31, 2005, 2004 and 2003.

3.               Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2005 and 2004.

4.               Statutory Statements of Cash Flow, Years Ended December 31, 2005, 2004 and 2003.

5.               Notes to Statutory Financial Statements.

6.               Report of Independent Registered Public Accountants.

*           Incorporated herein by reference to the Registrants’ Annual Report to contract owners for the year ended December 31, 2005 filed with the SEC on March 10, 2006.

(b)                      The following Exhibits are Incorporated in this Registration Statement by Reference unless otherwise Indicated:

1                                                      Resolution of the Board of Directors of the Insurance Company dated July 21, 1982 authorizing the establishment of Money Market Variable Account (“MMVA”), High Yield Variable Account (“HYVA”), Capital Appreciation Variable Account (“CAVA”), Government Securities Variable Account (formerly, Government Guaranteed Variable Account) (“GSVA”), Global Governments Variable Account (formerly, Government Markets Variable Account) (“GGVA”) and Total Return Variable Account (“TRVA”) (collectively, the “Registrants”).  MMVA, HYVA, CAVA and GSVA are referred to herein collectively as the “Previous Registrants.”  (1)

2                       (a)               Amended and Restated Rules and Regulations of MMVA dated May 31, 2001.  (8)

(b)             Amended and Restated Rules and Regulations of HYVA dated May 31, 2001.  (8)

(c)              Amended and Restated Rules and Regulations of CAVA dated May 31, 2001.  (8)

(d)             Amended and Restated Rules and Regulations of GSVA dated May 31, 2001.  (8)

(e)              Amended and Restated Rules and Regulations of GGVA dated May 31, 2001.  (8)

(f)                Amended and Restated Rules and Regulations of TRVA dated May 31, 2001.  (8)

(g)             Master Amended and Restated By-Laws of MMVA, HYVA, CAVA, GSVA, GGVA and TRVA, dated October 25, 2002, as revised August 8, 2004.  (11)

3                       (a)                 Master Custodian Agreement between Registrants and State Street Bank and Trust Company, dated December 18, 2006.  (16)

(b)             Fund Accounting Agreement between the Registrants and State Street Bank and Trust Company, dated December 18, 2006.  (16)

4                       (a)                 Investment Management Agreements between Massachusetts Financial Services Company and the Previous Registrants.  (1)

(b)             Investment Management Agreement between Massachusetts Financial Services Company and GMVA.  (1)

(c)              Investment Management Agreement between Massachusetts Financial Services Company and TRVA.  (1)

5                                                   Marketing Coordination Agreement between the Insurance Company, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. dated January 1, 1998.  (8)

6                                                   Compass 2 Flexible Payment Deferred Combination Variable and Fixed Annuity Contract.  (1)

7                                                   Form of Application used with the Compass 2 Variable Annuity Contract filed as Exhibit 6.  (1)

8                                                   Certificate of Incorporation and By-Laws of the Insurance Company.  (13)

9                                                   Not Applicable.

10                                             Not Applicable.

11                 (a)              Service Agreement between Sun Life Assurance Company of Canada and the Insurance Company dated January 18, 1971.  (1)

(b)            Master Administrative Services Agreement dated March 1, 1997, as amended and restated August 1, 2006.  (17)

12                                              Consent and Opinion of Counsel, dated April 20, 2000, for each of Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account.  (5)

13                                              Consent of Deloitte & Touche LLP, dated April 26, 2006.  (7)

14                                              None.

15                                              Not Applicable.

16                                              Not Applicable.

17                 (a)              Code of Ethics as amended and restated effective January 1, 2006, pursuant to Rule 17j-1 under the Investment Company Act of 1940.  (4)

(b)            Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004.  (15)

(c)             Code of Ethics for Non-MFS Management Trustees effective January 1, 2005.  (14)

Power of Attorney, dated May 24, 2006; filed herewith.

Power of Attorney, dated September 1, 2005.  (7)

Power of Attorney, dated September 28, 2005.  (7)

Power of Attorney, dated November 1, 2005.  (7)

Powers of Attorney, dated April 7, 2006.  (7)

(1)                Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 23 to the Registrant’s Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on March 6, 1998.

(2)                Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.

(3)                Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 38 filed with the SEC via EDGAR on February 28, 2007.

(4)                Incorporated by reference to MFS Series Trust III (File Nos. 2-60492 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.

(5)                Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 28, 2000.

(6)                Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(7)                Incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 28, 2006.

(8)                Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 30, 2002.

(9)                Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on June 29, 2005.

(10)          Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective amendment No. 49 filed with the SEC via EDGAR on April 25, 2006.

(11)          Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on February 25, 2005.

(12)          Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(13)          Incorporated by reference to Insurance Company’s Form 10-K (File No. 333-82824) filed with the SEC via EDGAR on March 29, 2004.

(14)          Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(15)          Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.

(16)          Incorporated by reference to Post-Effective Amendment No. 52 to MFS Series Trust I Registration Statement (File Nos. 33-7638 and 811-4777) filed with the SEC via EDGAR on January 29, 2007.

(17)          Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 38 filed with the SEC via EDGAR on February 28, 2007.

Item 29.                                                    Directors and Officers of the Insurance Company

Name & Principal	Positions & Offices	Positions & Offices
Business Address	with Insurance Company	with Registrants

Name & Principal Business Address	Positions & Offices with Depositor	Positions with Registrant

Thomas A. Bogart	Director	None
Sun Life Assurance Company of Canada
150 King Street West, SC 114D10
Toronto, Ontario Canada M5H 1J9

Ronald H. Friesen	Director & Senior Vice President and	None
Sun Life Assurance Company of Canada (U.S.)	Chief Financial Officer and Treasurer
One Sun Life Executive Park, SC 3380
Wellesley Hills, MA 02481

Scott M. Davis	Director & Senior Vice President and	None
Sun Life Assurance Company of Canada (U.S.)	General Counsel
One Sun Life Executive Park, SC 3358
Wellesley Hills, MA 02481

Richard P. McKenney	Director	None
Sun Life Assurance Company of Canada
150 King Street West, SC 105D10
Toronto, Ontario Canada M5H 1J9

Mary M. Fay	Director & Senior Vice President and	None
Sun Life Assurance Company of Canada (U.S.)	General Manager, Annuities
One Sun Life Executive Park, SC 4250
Wellesley Hills, MA 02481

Robert C. Salipante	President and Director	None
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 3376
Wellesley Hills, MA 02481

Donald A. Stewart	Director	None
Sun Life Assurance Company of Canada
150 King Street West, SC 106A35
Toronto, Ontario Canada M5H 1J9

Michael K. Moran	Vice President and Chief Accounting	None
Sun Life Assurance Company of Canada (U.S.)	Officer and Controller
One Sun Life Executive Park, SC 3378
Wellesley Hills, MA 02481

James M.A. Anderson	Executive Vice President and	None
Sun Life Assurance Company of Canada	Chief Investment Officer
150 King Street West, SC 104A25
Toronto, Ontario Canada M5H 1J9

Keith Gubbay	Senior Vice President and Chief Actuary	None
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 3370
Wellesley Hills, MA 02481

Michael S. Bloom	Assistant Vice President and Senior	None
Sun Life Assurance Company of Canada (U.S.)	Counsel and Secretary
One Sun Life Executive Park, SC 1335
Wellesley Hills, MA 02481

John R. Wright	Executive Vice President, Sun Life	None
Sun Life Assurance Company of Canada (U.S.)	Financial U.S. Op1erations
One Sun Life Executive Park , SC 2163
Wellesley Hills, MA 02481

Item 30.                                                    Persons Controlled by or Under Common Control with the Insurance Company

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to the Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 11, 2006.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 31.                                                    Number of Contract Owners (as of January 31, 2007)

Number of
Contract Owners*
Qualified	Non-Qualified
Contracts	Contracts

6,513	4,018

*           Number of Compass 2 Contracts participating in the investment experience of the Variable Account.

Item 32.                                                    Indemnification

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, By-Laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 33.                                                    Business and Other Connections of Investment Adviser

Incorporated herein by reference to Item 33 of Part C of Post-Effective Amendment No. 25 to the Registration Statement on Form N-3 of Money Market Variable Account, Reg. No. 33-19628.

Item 34.                                                    Principal Underwriters

(a)  Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, F, G, H, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account

Name and Principal	Positions and Offices
Business Address*	With Underwriter
Katherine E. Sarvary	President
Michael G. Van Leer	Director
William T. Evers	Assistant Vice President and Senior Counsel
Mary M. Fay	Director
Michael S. Bloom	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer

*                 The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(b)                           Inapplicable.

(c)                            Inapplicable.

Item 35.                                                    Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116, at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171, or at the offices of the custodian, J.P. Morgan Chase Bank, at either One Chase Manhattan Plaza, New York, NY 10081 or 270 Park Avenue, New York, NY 10017.

Item 36.                                                    Management Services

Registrants assert that all management-related service contracts have been described in the Prospectus or Statement of Additional Information.

Item 37.                                                    Undertakings

The Registrant hereby undertakes:

(a)                            To file a post-effective to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts be accepted;

(b)                           To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)                            To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-3 promptly upon written or oral request.

(d)                           Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940:  Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

In imposing restrictions on withdrawals, we are relying on a no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements of which we have complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of February, 2007.

MONEY MARKET VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
CAPITAL APPRECIATION VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

(Registrants)

By:	MARIA F. DWYER*
Name:	Maria F. Dwyer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February    , 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

ROBERT C. SALIPANTE
Robert C. Salipante
President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants indicated on February 28, 2007.

SIGNATURE	TITLE

J. KERMIT BIRCHFIELD*	Chairman
J. Kermit Birchfield

MARIA F. DWYER*	President (Principal Executive Officer)
Maria F. Dwyer

TRACY A. ATKINSON*	Principal Financial Officer and
Tracy A. Atkinson	Principal Accounting Officer

ROBERT C. BISHOP*	Member of the Boards of Managers
Robert C. Bishop

FREDERICK H. DULLES*	Member of the Boards of Managers
Frederick H. Dulles

DAVID D. HORN*	Member of the Boards of Managers
David D. Horn

MARCIA A. KEAN*	Member of the Boards of Managers
Marcia A. Kean

RONALD G. STEINHART*	Member of the Boards of Managers
Ronald G. Steinhart

HAVILAND WRIGHT*	Member of the Boards of Managers
Haviland Wright

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton
as Attorney-in-fact

Executed By Susan S. Newton on behalf of those indicated pursuant to Powers of Attorney, dated September 1, 2005 and November 1, 2005; incorporated by reference to Money Market Variable Account (File Nos. 2-79141) Post- Effective Amendment No. 37 filed with the SEC via EDGAR on April 28, 2006; and dated May 24, 2006; filed herewith.

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants and on the dates indicated.

SIGNATURE	TITLE

ROBERT C. SALIPANTE	President and Director (Principal Executive
Robert C. Salipante	Officer)

RONALD H. FRIESEN	Director & Senior Vice President and Chief
Ronald H. Friesen	Financial Officer and Treasurer (Principal
Financial and Accounting Officer)

MICHAEL K. MORAN	Vice President and Chief Accounting Officer
Michael K. Moran	and Controller (Chief Accounting Officer)

SANDRA M. DADALT**	Attorney-in-Fact for:
Sandra M. DaDalt	Thomas A. Bogart, Director
Scott M. Davis, Director
Mary M. Fay, Director
Donald A. Stewart, Director

**Sandra M. DaDalt has signed this document on the date indicated on behalf of the above Directors pursuant to powers of attorney duly executed by such persons.  (21)

POWER OF ATTORNEY

Capital Appreciation Variable Account
Global Governments Variable Account
Government Securities Variable Account
High Yield Variable Account
Money Market Variable Account
Total Return Variable Account

The undersigned, Managers and officers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (each, the “Registrant”), hereby severally constitute and appoint Tracy A. Atkinson, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Ellen M. Moynihan, Susan S. Newton, Susan A. Pereira, and James O. Yost, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 24th day of May, 2006.

Signatures	Title(s)

J. KERMIT BIRCHFIELD	Trustee
J. Kermit Birchfield

ROBERT C. BISHOP	Trustee
Robert C. Bishop

FREDERICK H. DULLES	Trustee
Frederick H. Dulles

DAVID D. HORN	Trustee
David D. Horn

MARCIA A. KEAN	Trustee
Marcia A. Kean

C. JAMES PRIEUR	Trustee
C. James Prieur

RONALD G. STEINHART	Trustee
Ronald G. Steinhart

HAVILAND WRIGHT	Trustee
Haviland Wright

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT